SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


February 25, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del Rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On February 10, 1999 Syncronys Softcorp filed its seventh Monthly Interim Statement and Debtor in Possession Operating Report for the period: January 1, 1999 through January 31, 1999. Reports details listed under Item 7 following this item.









                                                                Page 2 of 10
Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 7
Debtor                                        For the period From:  1-Jan-99
Chapter 11 Case No: LA98-38413VZ                               To: 31-Jan-99

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $383,989.20    130,500.00      100.00
B. Less: Total Disbursements per all
                Prior statements          376.340.22    139,313.46           0
C. Beginning Balance (A less B)             7,648.98     (8,813.46)     100.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:                31,691.06     40,337.23           0
E. Balance Available (C plus D)            39,340.04     31,523.77      100.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:           35,549.29     31,388.65       90.00
G. Ending Balance (E less F)               $3,790.75       $135.12      $10.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand - None

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 2/10/99
                          /s/Walter D. Doyle                /s/Alan Hart
                          President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession

                                                                Page 3 of 10
                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

01/04/99 Xfer    Transfer to Payroll Account                8,800.00
01/04/99 Xfer    Transfer to Payroll Account                   90.00
01/04/99 Deposit A/R Collections & Misc. Sales   1,179.61
01/05/99 Deposit A/R Collections & Misc. Sales   2,041.44
01/06/99 Deposit Secured Loan                    1,000.00
01/12/99 Deposit Redemption of CD                1,023.07
01/13/99 Deposit A/R Collections                            5,747.23
01/14/99 Deposit Secured Loan                               2,600.00
01/15/99 Deposit Misc. Sales                        14.94
01/20/99 Deposit Secured Loan                              12,400.00
01/21/99 Xfer    Transfer to General Account     9,700.00
01/21/99 Deposit A/R Collections                16,732.00
01/27/99 Xfer    Transfer to Payroll Account               10,700.00

         Total Receipts this period             31,691.06  40,337.23
         Less Transfers between accounts         9,700.00  19,590.00
         Net Deposit                            21,991.06  20,747.23



                 Disbursements

01/04/99 Xfer    Transfer to Payroll Account     8,800.00
01/04/99 Xfer    Transfer to Payroll Account                               90.00
01/05/99 CK1188  Void
01/05/99 CK1189  Brian Semler - January Rent     2,481.60
01/06/99 CK1190  Carl Kosnar - Consulting        2,000.00
01/06/99 CK1191  Carl Kosnar - Consulting        2,000.00
01/07/99 CK1192  Southwestern Bell - Phone Bill    130.58
01/07/99 CK1193  Southwestern Bell - Phone Bill    130.58
01/13/99 DR      ADP Payroll Service Fee-W2 Forms               6.00
01/14/99 ED      Payroll Taxes for Jan, 15, 1999            2,557.82
01/15/99 CK1194  Void
01/15/99 CK1195  Gore - Consulting               1,100.00
01/15/99 Payroll Payroll net Amount                         8,392.13
01/15/99 ED      ADP Payroll Service Fee                       34.75
01/20/99 CK1196  Frontier Communications         1,038.03
01/21/99 Xfer    Transfer to General Account                9,700.00
01/21/99 CK1197  Kelly Serv.-A/P - Temp. Serv.   1,249.08
01/21/99 CK1198  Pacific Alarm - A/P - Alam Serv   150.00
01/21/99 CK1199  Blue Shield - Health Insurance    553.36
01/21/99 CK1200  Allstate Maint. - Office Cleaning  56.00
01/21/99 CK1201  Cyberverse - A/P - Internet Serv. 324.80
01/21/99 CK1202  City of LA Municipal Serv- Power  313.00
01/22/99 CK1203  Staples - Inventory (Paper)         5.08
01/25/99 CK1204  Cash - Nimbus MFG - Inventory     507.00
01/25/99 ED      Bank Analysis Fee for Dec. 1998   137.74
01/27/99 Xfer    Transfer to Payroll Account    10,700.00



                                                                Page 4 of 10

01/29/99 CK1205  Office of US Trustee - Qtr Fees 1,250.00
01/29/99 ED      Payroll Taxes for Jan. 31, 1999            2,305.81
01/31/99 Payroll Payroll net Amount                         8,392.14
01/31/99 CK1206  GTE - Phone Bill                1,239.35
01/31/99 CK1207  IOS Capital - Copier lease        223.28
01/31/99 CK1208  Smart & Final - Office Supplies    59.81
01/31/99 CK1209  Gore - Customer Serv-Consulting 1,100.00


         Total Disbursement this period        $35,549.29  31,388.65     90.00
         Less transfers between accounts        19,500.00   9,700.00     90.00
         Net Disbursements this period          16,049.29  21,688.65      0.00









                                                                Page 5 of 10
Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 7
Debtor                                        For the period From:  1-Jan-99
Chapter 11 Case No: LA98-38413VZ                               To: 31-Jan-99
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $16,873
Less: Sales Returns and Discounts            0
      Net Sales                                  16,873
Less: Cost of Goods Sold:
Beginning Inventory at Cost             21,210
Add: Purchases                             721
Less: Ending Inventory at Cost          21,210
      Cost of Goods Sold                            721
           Gross Profit                                     16,152
Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    19,750
      Total Salaries and Wages                   19,750
      Employee Benefits and Pensions                719
Payroll Taxes                            1,898
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                 1,898
Rent and Lease Exp(Real & Personal Prop) 2,482
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                    0
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       472
Depreciation and Amortization              465
Repairs and Maintenance                    150
Advertising                                  0
Supplies, Office Expenses, copies, etc.)   352
Bad Debts                                    0
Miscellaneous Operating Expenses:       11,603 (see attached sheet)
      Total Operating Expenses                   37,891
            Net Gain/Loss from Business Operations         (21,739)

B. Not Related to Business Operations:
Income:
      Interest income                                 8
      Other Non-Operating Revenue -Refunds        1,541
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                   1,549
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney  3,345
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                                $(23,535)
                                                                Page 6 of 10

     Syncronys Softcorp January 1999 Misc. Operating Expenses

          Bank Charges                   156
          Consultants - G&A            4,000
          Consultants - M&S            2,200
          Copier & Postage meter lease   223
          Corporate Fees               1,250
          Courier                         82
          Dues and Subscriptions           0
          Misc. Marketing Expenses         0
          Misc. R&D                        0
          Moving expense                   0
          Payroll Service - fees          41
          Postage                         75
          Technical Support                0
          Telephone                    1,922
          Temporary personnel            892
          Web Site & Internet            762


     Total Misc. Operating Expenses  $11,603












                                                                Page 7 of 10
Debtor in Possession Operating Report No: 7  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $7,468          $      0
      Overdue     31 - 60 Days          534             2,155
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $8,002          $  2,155

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $223.28      2/28/99


4. Tax Liability:
      Gross Payroll Expense for Period:                  $19,750
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding    1/15/99        $1,823
Taxes                            1/31/99         1,767          0
State Payroll & Withholding      1/15/99           735
Taxes                            1/31/99           539          0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99    7/15/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):

Debtor in Possession Operating Report No: 7  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $16,690

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

N/A

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0
Dec.  31, 1998       204,986         1,250 01/29/99  1,250  1205       0

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 2/10/99
                          /s/Walter D. Doyle                /s/Alan Hart
                          President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: February 25, 1998                               By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO